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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                         Reported): December 11, 1998



                              THE PROVIDENT BANK
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

             Ohio                      333-62595              31-0412725
----------------------------   ------------------------   -------------------
(State or Other Jurisdiction   (Commission File Number)   (I.R.S. Employer
      of Incorporation)                                   Identification No.)

              One East Fourth Street
                 Cincinnati, Ohio                          45202
              -----------------------                 --------------
              (Address of Principal                     (Zip Code)
                Executive Offices)



      Registrant's telephone number, including area code (513) 579-2000
                                                         --------------


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

Item 5.  Other Events.
----     ------------

Filing of Derived Materials.
---------------------------

     In connection with the offering of the Provident Bank Home Equity Loan Trust 1998-4, Home Equity Loan Asset-Backed Certificates, Series 1998-4 (the "Certificates"), Lehman Brothers Inc., and Prudential Securities Incorporated, as underwriters of the Certificates (the "Underwriters"), have prepared certain materials (the "Derived Materials") for distribution to its potential investors. Although The Provident Bank (the "Company") provided the Underwriters with certain information regarding the characteristics of the Mortgage Loans (the "Loans") in the related portfolio, it did not participate in the preparation of the Derived Materials. Concurrently with the filing hereof, pursuant to Rule 311(i) of Regulation S-T, the Company is filing the Derived Materials by paper filing on Form SE.

     For purposes of this Form 8-K, Derived Materials shall mean computer generated tables and/or charts displaying, with respect to the Certificates, any of the following: yield; average life, duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Derived Materials are attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial

                  Information and Exhibits.
                  ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1              Derived Materials

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                THE PROVIDENT BANK



                                                By:   /s/ Kevin Shea
                                                      ---------------------
                                                      Name:  Kevin M. Shea
                                                      Title: Vice President

Dated:  December 10, 1998

                                 Exhibit Index
                                 -------------

    Exhibit                                                               Page
    -------                                                               ----

     99.1    Derived Materials.............................................6

                                 EXHIBIT 99.1


     In accordance with Rule 311(i) of Regulation S-T, the Derived Materials are being filed on paper pursuant to Form SE.

                               BROWN & WOOD LLP
                            One World Trade Center
                           New York, New York 10048
                           Telephone: (212) 839-5300
                           Facsimile: (212) 839-5599





                                                      December 11, 1998


BY MODEM

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549


                  Re:      Greenwich Capital Acceptance, Inc.
                           Resecuritization Mortgage Trust 1998-C

Ladies and Gentlemen:

         On behalf of Greenwich Capital Acceptance, Inc., (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, as amended, the Company's Current Report on Form 8-K, for Collateral Term Sheets in connection with the above-referenced transaction.



                                                    Very truly yours,

                                                    /s/ Amber Railley

                                                    Amber Railley


Enclosure